Contingent liabilities	12 Months Ended
Jun. 30, 2024
Contingent liabilities
Contingent liabilities

OTHER DISCLOSURES

33	Contingent liabilities
33.1	Litigation

Dispute by Solidarity Trade Union relating to Sasol Khanyisa share scheme

Solidarity referred a dispute relating to the Sasol Khanyisa share scheme to the Commission for Conciliation, Mediation and Arbitration (CCMA) on 17 December 2017, where after conciliation proceedings commenced on 11 January 2018. On 5 February 2018, Sasol received a letter from Solidarity demanding a payment to their members (non-qualifying employees for Phase 2 of Khanyisa) equal to “the market value of the Sasol Khanyisa shares which qualifying employees will be entitled to within seven days after such entitlement (2028) or payment to each member of R500 000 by the end of December 2018.” A second referral to the CCMA was received on 8 March 2018, conciliation was attempted on two occasions, on 9 and 25 May 2018, but was unsuccessful.

The matter was referred to the CCMA and was subsequently certified as unresolved in February 2019. The parties exchanged pleadings in the matter and subsequently the Judge President of the Labour Court invited Sasol and three other respondents (PPC, ArcelorMittal and Minopex) in three other cases where Solidarity is the Applicant on similar grounds, to meet. The purpose of the meeting was to make attempts to consolidate the disputes and set a stated case (combined version setting out the dispute) to afford the court to save time by hearing similar matters simultaneously. The various legal teams gathered at a meeting during the first week of October 2019 and a draft Statement of Case was prepared. The Labour Court was scheduled to hear the matter on 17 September 2020 in Johannesburg.

After the prepared Statement of Case formulation was amended by Solidarity and the other parties objected; no agreement was reached, and Sasol decided to withdraw and for a separate hearing date be set for its case. The parties filed the pre-trial minute and the trial date was set for 13 May 2024. Since February 2024 interactions with Solidarity commenced in order to ascertain the position of the latter regarding its intention to litigate. Once it was established that a settlement was possible, it was pursued and in the first week of April 2024 settlement was reached. The Plaintiffs withdrew their claims in the Labour Court and Sasol made a contribution to their legal costs. The matter is concluded and closed.

33	Contingent liabilities continued
33.1	Litigation continued

Legal review of Sasol Gas National Energy Regulator of South Africa (NERSA) maximum price decision (March 2013, November 2017 and July 2021)

Following the legal review applications in terms of which the 2013 and 2017 NERSA Maximum Gas Price (MGP) decisions were overturned, NERSA in 2020 adopted a MGP Methodology in terms of which MGP for Sasol Gas is determined with reference to international benchmark prices. Pursuant to the Sasol Gas price application submitted to NERSA in December 2020, NERSA, on 6 July 2021 published its MGP decision in which it approved MGPs for Sasol Gas for the period from 2014 up to 2021 and determined how the maximum prices are to be determined for 2022 and 2023. With effect from 1 September 2021 Sasol Gas adopted a revised actual gas price methodology in terms of its supply agreements with customers in order to comply with the new NERSA MGP decision.

Because the new MGPs approved by NERSA for the period of the overturned decision is lower than the actual price charged to a large number of Sasol Gas’ customers, the risk of a retrospective liability for Sasol Gas was identified in the event that customers institute claims for compensation based on the differences between the new approved MGPs and actual gas prices historically charged by Sasol Gas. In May 2022 Sasol Gas pro-actively approached its customers with a bespoke settlement offer for each affected customer to resolve this retrospective liability. By 30 June 2024 final and provisional settlements with an aggregate value of R1,7 billion have been reached with customers, which refunds were credited to the customer accounts. The remaining R66 million of the anticipated liability was reflected as an accrued expense as at 30 June 2024.

In December 2021 the Industrial Gas Users Association of Southern Africa (IGUA-SA) launched a legal review application in which it seeks to overturn the 2021 NERSA MGP decision that approved MGPs for Sasol Gas for the period from 2014 – 2023. Both NERSA and Sasol Gas opposed this further litigation. The matter was heard by the High Court on 30 and 31 May 2023. On 20 June 2024 the court handed down its decision to grant the review application. In its order the court overturned the 2021 NERSA MGP decision and remitted the matter back to NERSA to take a new MGP decision. Sasol Gas brought an application for leave to appeal the decision by the High Court and a hearing date for the appeal will be set in due course. An adverse outcome in this litigation could potentially lead to liability on the part of Sasol Gas, the extent of which is undeterminable as at 30 June 2024.

Competition Commission referral to Competition Tribunal of Gas Price complaints

During 2022 certain customers of Sasol Gas submitted complaints to the Competition Commission relating to alleged pricing conduct prohibited by the South African Competition Act, 1998 (Act No 89 of 1998). Following an application for an interdict to restrain Sasol from increasing its gas prices above the then ruling maximum price the Competition Tribunal issued an interdict in May 2023 providing that Sasol Gas can only increase its gas prices after two months’ written notice to the complainant and if the gas price was approved by NERSA. Following the approval by NERSA of the MGP for FY24, Sasol Gas complied with the required notice as ordered by the Competition Tribunal. The FY24 NERSA MGP decision was implemented by Sasol Gas as from 1 January 2024.

Sasol Gas launched a review application in the Competition Appeal Court to overturn the decisions by the Competition Commission relating to its investigation of the complaints as it relates to the gas prices because in terms of the Gas Act, NERSA is the industry regulator with the applicable jurisdiction for the regulation of gas prices in the South African piped gas market as long as there is inadequate competition in the market. This application was dismissed by the Competition Appeal Court (CAC) on 5 March 2024. On 22 July 2024 the Constitutional Court dismissed the Sasol Gas application for leave to appeal. The referral on 10 July 2023 by the Competition Commission of the price complaints will proceed before the Competition Tribunal. The exchange of pleadings in the matter continues in order to prepare for the hearing of the matter, the date of which will be determined in due course.

33	Contingent liabilities continued
33.1	Litigation continued

Sasol Oil (Pty) Ltd & TotalEnergies Marketing South Africa (Pty) Ltd (Total) v Transnet SOC Ltd (Transnet) – Crude Oil Transportation Tariff dispute

Sasol Oil uses the crude oil pipeline owned by Transnet Pipelines to transport crude oil to NATREF for processing and is charged for this service at a specific crude oil tariff. This tariff was historically determined through a commercial agreement between the Parties, which agreement also included the so-called Variation Agreement relating to the inland nature of the NATREF refinery. After the tariffs started to be determined by NERSA in terms of the Petroleum Pipelines Act, 2003 (Act 60 of 2003) a dispute arose between the parties regarding the tariff applicable to the conveyance of crude oil.

In September 2017, Sasol Oil issued summons against Transnet for damages resulting from the difference between the transportation costs that should have been charged by Transnet in terms of the Variation Agreement compared to the tariffs that were actually charged by Transnet in terms of the NERSA approved tariffs. The NERSA approved tariffs do not distinguish between the tariff for crude oil and the tariff for refined products. The other user of NATRE, Total instituted legal proceedings of a similar nature against Transnet in 2013.

Transnet defended the matter. Sasol Oil and Total’s actions have been consolidated. Certain issues in the consolidated matter had been decided by the High Court in 2015 and the Supreme Court of Appeal (SCA) in 2016.

After certain separated issues in the ongoing litigation were heard by the Court, the High Court on 9 October 2020 made an order in favour of both Sasol Oil and Total. A subsequent appeal by Transnet to the SCA of two of the High Court’s findings, namely (i) that the High Court erred in finding that Transnet’s termination of the Variation Agreement was invalid and ineffectual and (ii) that the High Court erred in not finding that Sasol’s and Total’s claims did not disclose a cause of action was dismissed by the SCA in March 2021.

Thereafter, in April 2021, Transnet approached the Constitutional Court with an application for leave to appeal, which both Sasol Oil and Total opposed. The Constitutional Court handed down judgement on 21 June 2022:

●	The Constitutional Court did not grant Transnet leave to appeal on the cause of action issue. In the circumstances, Sasol and Total’s contractual damages claims following Transnet’s breach of the Variation Agreement continued in respect of the duration of the Variation Agreement, which was validly terminated on 13 September 2020 (see below);
●	The Constitutional Court granted Transnet leave to appeal in respect of the termination issue, allowed Transnet’s appeal and declared that the Variation Agreement was terminable, was terminated validly and came to an end on 13 September 2020. The Constitutional Court set aside the High Court’s order in so far as it related to the termination issue.

After the Parties were granted leave to amend their respective pleadings, the High Court litigation regarding the quantum of these claims proceeded from 15 April to 3 May 2024. On 18 June 2024, judgement was handed down by the High Court in Sasol Oil’s and Total’s favour. The Court awarded damages in the amount of R3,9 billion to Sasol, with interest (R2,3 billion calculated up to 31 May 2024). Sasol did not recognise the awarded damages in its financial statements for the year ended 30 June 2024 as the outcome of the process is not considered to be definitively closed. Transnet filed an application for leave to appeal this High Court decision during July 2024 and a date for the hearing of the application will be set in due course.

After the High Court judgement in 2020 mentioned above, Sasol Oil and Total proceeded to apply their own calculation of the corrected crude oil tariff in line with the High Court judgement and made payment for crude oil conveyance from December 2020 in accordance with this calculation. The calculation has been adjusted for each tariff year. These payments are at the reduced tariff and therefore constitute a shortfall to Transnet in respect of the tariff invoiced by Transnet over this period. In July 2022, Transnet instituted legal proceedings against Sasol Oil for payment of the aggregate shortfall in the tariff. Sasol Oil is defending these proceedings and the trial in this matter took place from 29 July 2024 to 15 August 2024.

33	Contingent liabilities continued
33.1	Litigation continued

Final arguments in this matter are scheduled to take place on 29 and 30 August 2024.

Pursuant to Transnet’s persistent threats to not accept crude oil orders from Sasol Oil unless Sasol Oil makes payment of the full NERSA tariff on a pre-payment basis, Sasol Oil agreed with Transnet to make payment of Transnet’s invoices in full in respect of crude oil conveyance from 1 June 2023, but under protest so as to not compromise the legal proceedings. Sasol Oil has raised a payable for the shortfall according to Transnet’s formula for the period up to 1 June 2023.

In June 2023 Sasol Oil also launched a legal review application against the 2023/4 Transnet Tariff approval by NERSA to set the NERSA decision aside in which NERSA persisted with a single tariff and did not differentiate between the tariffs for crude oil and white product conveyance respectively. Sasol Oil will bring a review application against the 2024/5 Transnet Tariff approval by NERSA on the similar grounds.

Clause 12A application

Sasol’s emission sources at our operations in South Africa are regulated in accordance with atmospheric emission licenses which are based on the Minimum Emission Standards (MES) published in terms of section 21 of the National Environmental Management: Air Quality Act. On 11 July 2023, Sasol was informed that the National Air Quality Officer (NAQO) had declined its application of June 2022 in terms of Clause 12A of the MES to be regulated on an alternative emission load basis for the SO2 emissions from the boilers at its SO’s steam plants from 1 April 2025 onwards.

Sasol filed an appeal to the Minister of Forestry, Fisheries and the Environment (the Minister) in July 2023. On 5 April 2024, the Minister issued her decision, in terms of which she upheld Sasol’s appeal and set aside the decision of the NAQO. The Minister concluded that Sasol’s application met all the requirements of Clause 12A, and therefore replaced the NAQO's decision by permitting that load-based limits be applied from 1 April 2025 up to 31 March 2030, subject to further conditions. The decision was contingent on the Minister’s subsequent determination of concentration-based limits to apply in addition to the load-based limit. On 26 July 2024 Sasol received notification that the concentration-based limits have been determined. Sasol can accordingly continue with the implementation of its load-based integrated solution. Sasol will apply to the local licensing authority to incorporate the abovementioned limits in the atmospheric emissions license (AEL) for its Secunda Operations, to give effect to the Ministers decisions. The varied AEL will enable lawful operations from 1 April 2025.

The decision does not expressly refuse or grant a load-based dispensation beyond 31 March 2030, although this has been requested by Sasol in our initial application and appeal. The implementation of the reduction roadmap, as a condition of the decision, is contingent on SO2 also being regulated on a load-based limit beyond 31 March 2030. Accordingly, a further dispensation may be required as available in law, the outcome of which cannot be guaranteed.

Other litigation matters

From time to time, Sasol companies are involved in other litigation and similar proceedings in the normal course of business.

A detailed assessment is performed on each matter and a provision is recognised where appropriate. Although the outcome of these proceedings and claims cannot be predicted with certainty, the Company does not believe that the outcome of any of these cases would have a material effect on the Group's financial results.

33	Contingent liabilities continued

33.2Competition matters

Sasol continuously evaluates its compliance programmes and controls in general, including its competition law compliance programmes and controls. As a consequence of these compliance programmes and controls, including monitoring and review activities, Sasol has adopted appropriate remedial and/or mitigating steps, where necessary or advisable, lodged leniency applications and made disclosures on material findings as and when appropriate. These ongoing compliance activities have already revealed, and may still reveal, competition law contraventions or potential contraventions in respect of which we have taken, or will take, appropriate remedial and/or mitigating steps including lodging leniency applications.

33.3Environmental orders

Sasol’s environmental obligation accrued at 30 June 2024 was R16 524 million compared to R17 293 million at 30 June 2023.

Although Sasol has provided for known environmental obligations that are probable and reasonably estimable, the amount of additional future costs relating to remediation and rehabilitation may be material to results of operations in the period in which they are recognised. It is not expected that these environmental obligations will have a material effect on the financial position of the Group.